FRONT OF PROXY CARD

                                  CONSIL CORP.
               Proxy Solicited on Behalf of the Board of Directors
                     for the Special Meeting of Stockholders
                               on March 18, 2002

P The undersigned stockholder of CONSIL CORP. hereby appoints James Anderson and Paul S. Beatty, or either of them, proxies with full
R power of substitution to act for and on behalf of the undersigned and to vote all stock standing in the name of the undersigned as of the
O close of business on January 25, 2002, which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Meeting") to
X be held on March 18, 2002, at the offices of Parsons Behle & Latimer, 201 South Main Street, Suite 1800, Salt Lake City, Utah, commencing at
Y 10:00 A.M. (Mountain Time), and at any and all adjournments thereof, upon all matters properly coming before the Meeting.


         COMMENTS:                                CHANGE  OF ADDRESS:
         _______________________________________  ______________________________
         _______________________________________  ______________________________
         _______________________________________  ______________________________
            (If you have written in the above space, please mark the
              corresponding box on the reverse side of this card)

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with our Board of Directors' recommendations. The proxies named above cannot vote your shares unless you sign and return this card.

                                                           ---------------------
                                                               SEE REVERSE
                                                                   SIDE
                                                           ---------------------

                               BACK OF PROXY CARD
                        Preliminary Copies---Confidential

  |X|      Please mark
           your votes as in
           this example.



-------------------------------------------------------------------- ---------- --------------- -----------

1.  RATIFY AMENDMENT TO BYLAWS                                          FOR        WITHHELD      ABSTAIN
    Our Board recommends a vote "FOR" this proposal.                    |_|          |_|           |_|
-------------------------------------------------------------------- ---------- --------------- -----------
2.  APPROVE REVERSE STOCK SPLIT                                         FOR        WITHHELD      ABSTAIN
    Our Board recommends a vote "FOR" this proposal.                    |_|          |_|           |_|
-------------------------------------------------------------------- ---------- --------------- -----------
3.  APPROVE CHANGE OF CORPORATE NAME                                    FOR        WITHHELD      ABSTAIN
    Our Board recommends a vote "FOR" this proposal.                    |_|          |_|           |_|
-------------------------------------------------------------------- ---------- --------------- -----------
4.  APPROVE ADOPTION OF NEW ARTICLES OF INCORPORATION AND BYLAWS        FOR        WITHHELD      ABSTAIN
    Our Board recommends a vote "FOR" this proposal.                    |_|          |_|           |_|
-------------------------------------------------------------------- ---------- --------------- -----------
5.  APPROVE CHANGE OF DOMICILE                                          FOR        WITHHELD      ABSTAIN
    Our Board recommends a vote "FOR" this proposal.                    |_|          |_|           |_|
-------------------------------------------------------------------- ---------- --------------- -----------

This proxy, when properly executed, will be voted in the manner directed herein. If no designation (i.e. "For," "Withheld," "Against," "Abstain") is made, the proxies named on the reverse side hereof intend to vote the shares to which this proxy relates "For" items 1 through 5. The proxies will vote in their discretion on any other matters properly coming before the Meeting. The signer hereby revokes all proxies heretofore given by the signer to vote at the Meeting or any adjournment thereof.

SIGNATURE(S)______________________________________________Date__________________
        Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or guardian, please give full title as such.